Exhibit 99.1


FOR IMMEDIATE RELEASE

CHOICE ONE MEDIA CONTACT:                               US XCHANGE CONTACT:
Ythan Lax                                               Richard Postma
Director, Corporate Communications                      Chairman and CEO
(716) 530-2944                                          (616) 988-7013
ylax@choiceonecom.com                                   rpostma@usxchange.com


CHOICE ONE INVESTOR CONTACT:
Lisa Schnorr
Director, Investor Relations
(716) 530-2965
lschnorr@choiceonecom.com




CHOICE ONE SIGNS MERGER AGREEMENT WITH US XCHANGE; CHOICE ONE ALSO ANNOUNCES $550 MILLION IN NEW FINANCING COMMITMENTS

o MERGER CONSIDERATION INCLUDES APPROXIMATELY $311 MILLION IN NET CASH, PLUS 7 MILLION SHARES OF CHOICE ONE STOCK, SUBJECT TO CLOSING ADJUSTMENTS
o SIGNIFICANTLY ENLARGES CHOICE ONE'S TERRITORY; ACCELERATES EXPANSION OF ADDRESSABLE MARKET
o ADDITIONAL FINANCING COMMITMENTS, INCLUDING $200 MILLION IN PREFERRED EQUITY, $200 MILLION IN ADDITIONAL SENIOR SECURED CREDIT AND $150 MILLION BRIDGE FACILITY FULLY FUND MERGER AND EXPANDED BUSINESS PLAN

Rochester, New York & Grand Rapids, Michigan - May 15, 2000 -- Choice One Communications (NASDAQ: CWON), an Integrated Communications Provider offering telecommunications services to small and medium-sized businesses in the Northeast, announced today it has signed a definitive merger agreement with US Xchange, a privately-held facility-based CLEC headquartered in Grand Rapids, Michigan.

Founded in 1997, US Xchange offers a full suite of local and long distance voice services to business and residential customers in second and third tier markets located in Illinois, Indiana, Michigan and Wisconsin. With a principal focus toward small and medium sized businesses, US Xchange currently serves approximately 17,000 business and residential clients and has an installed base of nearly 60,000 access lines. Based on unaudited first quarter 2000 results, US Xchange has an annualized revenue run-rate of approximately $38 million. At March 31, 2000, US Xchange had approximately $136 million in net property, plant and equipment (without adjusting for fiber assets to be retained by an affiliate of US Xchange) and a total of 476 colleagues.

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"This merger effectively doubles the size of our company and is an excellent strategic fit that significantly accelerates our expansion into contiguous markets," said Steve Dubnik, chairman and CEO of Choice One. "Choice One and US Xchange share similar market philosophies, with a focus on small and medium sized businesses in second and third tier markets, and our network and operating systems are highly compatible. Importantly, this transaction adds many experienced and knowledgeable telecommunications professionals to support the combined companies' growth. Our recently announced first quarter results clearly indicate we are executing on all facets of our business plan. We are excited about this opportunity to rapidly extend the reach of our successes into new markets through this merger." On May 8, Choice One reported first quarter results exceeding analyst expectations for line growth, revenue and collocations in service.

US Xchange's network is comprised of nine Lucent 5ESS switches, four Lucent remote switching devices, 48 collocations and a 13 node data network. US Xchange also has a network operations center (NOC) that provides after-hours alarm surveillance and dispatching. The network infrastructure and many of US Xchange's OSS elements, including their MetaSolv facility/order management system, are both scalable and consistent with the technologies deployed by Choice One. US Xchange's switching platforms are connected to the company's soon-to-be-completed intra- and inter-city fiber network, which will be retained by an affiliate of US Xchange. Prior to closing, Choice One and US Xchange will finalize an agreement granting Choice One fiber access under a 20-year indefeasible right to use (IRU) for no additional payments.

"With its extensive data network and growing base of business clients, US Xchange is well positioned to market Choice One's suite of integrated data and voice services. We believe this will result in substantial incremental revenue growth for the combined companies in 2001 and beyond," stated Dubnik. "With a contiguous service area that now extends from Wisconsin to Massachusetts, we are well positioned to be the leading provider of voice and data communications in second and third tier markets in the Northeast quadrant of the United States."

On a pro forma basis, the combined companies had $65 million in annualized first quarter 2000 revenue. At March 31, 2000, the combined companies had approximately $195 million in net property, plant and equipment, 226 collocations, more than 93,000 lines in service and nearly 1,000 total colleagues. The combined companies expect to have nearly 4.5 million addressable business lines via over 400 collocations in 26 markets by the end of this year.

"We are excited to join forces with Choice One--this transaction is a win for all US Xchange colleagues and clients," commented Richard Postma, chairman and CEO of US Xchange. "This combination will allow us to introduce new services to our clients, including DSL and web services that complement our existing voice services offerings. Choice One's access to capital will enable us to expand our addressable market by making aggressive investments in our network collocations. And most importantly, US Xchange colleagues will have exciting growth opportunities as this new organization comes together." Mr. Postma is expected to join Choice One's Board of Directors upon completion of the merger.

The companies expect to begin work immediately on transition plans to bring the two organizations together. After closing, US Xchange plans to market products and services under the name "US Xchange, A Choice One Communications Company".

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SUMMARY OF TERMS OF THE MERGER AGREEMENT

The transaction has been approved by the Boards of Directors of US Xchange and Choice One, by the sole shareholder of US Xchange and conditionally approved by a majority of Choice One shareholders. Choice One was advised in the transaction by UBS Warburg and First Union; US Xchange was advised by Morgan Stanley. Terms of the agreement include:

o Choice One will purchase the stock of US Xchange for approximately $311 million in net cash and 7 million shares of newly issued Choice One common stock, subject to certain closing adjustments
o    Choice One does not expect to assume any US Xchange debt
o Based on last Friday's closing price of $29.50 per share, the transaction is valued at approximately $518 million
o    Choice One will receive access to US Xchange's fiber via a 20-year IRU

The transaction is subject to certain conditions, including Hart-Scott-Rodino clearance and other regulatory approvals. Additionally, US Xchange must successfully cause bondholders to tender at least 80% of its high yield public debt. As of Friday's close of business, holders of 100% of US Xchange's bonds have agreed to tender their bonds. The transaction is expected to close before the end of this year.

ADDITIONAL FINANCING COMMITMENTS

In connection with this agreement, Choice One announced that $550 million in additional financing commitments have been secured to fund the transaction and continued expansion of Choice One's business plan. These commitments are expected to close coincident with the closing of the merger. The three components of the financing package are:

o $200 million in Series A Senior Cumulative Preferred stock. This non-convertible preferred stock has a 12-year maturity and provides for dividends of 14% payable in kind (PIK). The preferred shares will be placed with Morgan Stanley Dean Witter Capital Partners. In connection with the purchase of the preferred stock, the company will grant the purchaser warrants for 4.25% of the company's pro forma fully diluted common stock. The purchaser of the preferred stock and its affiliates currently own nearly 35% of Choice One's common stock.

o $200 million in additional senior secured credit; Choice One's existing $150 million credit facility is to be replaced by a $350 million facility with similar terms and conditions. Importantly, the key lenders in the expanded facility, led by First Union Bank, were initial financial partners in Choice One's business plan.

o $150 million senior unsecured bridge facility. Choice One plans to seek alternative permanent financing before the bridge facility is funded. If funded, the bridge notes will be placed with Morgan Stanley Senior Funding, Inc. and will have a term of up to one year. Upon maturity, the bridge facility may be replaced by a callable 9-year rollover facility.

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Commenting on these financing commitments, Dubnik said, "Capital is a strategic asset and our ability to secure this kind of financing from high-quality partners is a testament to all that we have accomplished. It also speaks volumes to the potential of our business plan going forward and we are proud that our existing financial sponsors have "re-committed" with a financing structure that is unique to a company like ours." Dubnik noted that the additional financing is expected to provide Choice One with the capital necessary to complete the merger with US Xchange, to expand US Xchange's collocation footprint, to deploy DSL capability throughout the US Xchange markets and to fully fund Choice One's existing 20-city business plan. "When this is completed, Choice One will have over $700 million in total funding available and a very strong balance sheet."

"This transaction represents a significant step for Choice One's strategy of providing data and voice services to second and third tier markets," said John
B. Ehrenkranz, Managing Director of Morgan Stanley Dean Witter Private Equity. "We are very excited about our partnership with Choice One's impressive management team and the company's strong industry position. As one of the largest and most successful private equity investors in the telecommunications industry, with over $5 billion of investment gains in companies including Equant, Allegiance Telecom and First Telecom, we believe that Choice One is representative of our philosophy of partnering with proven management teams to build leading companies in this sector."

Completion of the financing is subject to certain conditions, including closing of the proposed merger and other customary conditions.

ABOUT CHOICE ONE COMMUNICATIONS

Headquartered in Rochester, New York, Choice One (NASDAQ: CWON) offers local exchange and long distance telecommunications services, high-speed data, Internet and DSL solutions, and web design and hosting primarily to small and medium-sized businesses in second and third tier markets in the Northeast, U.S. Choice One currently serves customers in twelve markets and plans to operate in five additional markets by the end of the year. In February, Choice One completed an Initial Public Offering for a total of $164 million of common stock. The proceeds are being used to fund the continued expansion of Choice One markets and infrastructure. At March 31, 2000, Choice One had 520 colleagues.

ABOUT US XCHANGE

Headquartered in Grand Rapids, Michigan, US Xchange is a privately-held facilities-based CLEC offering a full suite of voice services to business and residential customers in nine second and third tier markets in the Midwest, U.S. At March 31, 2000 the company had 476 colleagues.

ABOUT MORGAN STANLEY DEAN WITTER PRIVATE EQUITY

Morgan Stanley Dean Witter Private Equity is the private equity business of Morgan Stanley Dean Witter & Co. (NYSE: MWD), a preeminent global financial services firm, and includes Capital Partners and Venture Partners. Since its founding 15 years ago, funds managed by Private Equity have invested more than $5.4 billion of capital. For more information, please visit www.msdw.com/privateequity.

Please see attached Fact Sheets for additional information on Choice One and US Xchange.

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ANALYST CONFERENCE CALL

Choice One Communications will host an investor conference call today to discuss the merger agreement with US Xchange.

     Date:  Monday, May 15, 2000
     Time:  10:00 a.m. (Eastern Time)
     Participants:   Steve Dubnik, Chairman and CEO of Choice One
                     Ajay Sabherwal, Senior VP and CFO of Choice One
                     Phil Yawman, Senior VP, Corporate Development of Choice One
                     Rich Postma, Chairman and CEO of US Xchange

Dial-in information:

     Toll-free (US):   800-289-0730
     International:    913-981-5509
     Confirmation #:   436731


Replay information:

     A replay of the call will be available until Friday, May 19 at midnight.

     Toll-free (US):   888-203-1112
     International:    719-457-0820
     Confirmation #:   436731


FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and the company intends that such forward-looking statements be subject to the safe harbors created thereby. The words "believes", "expects", "estimates", "anticipates", "will be" and "plans" and similar words or expressions identify forward-looking statements made by or on behalf of the company. These forward-looking statements are subject to many uncertainties and factors that may cause the actual results of the company to be materially different from any future results expressed or implied by such forward-looking statements. Examples of such uncertainties and factors include, but are not limited to, availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the company's business, changes in the competitive climate in which the company operates and the emergence of future opportunities, all of which could cause actual results and experiences of Choice One to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the company's Registration Statement on Form S-1, Registration No. 333-91321, filed with the Securities and Exchange Commission and declared effective on February 16, 2000.

For further information about Choice One, visit our web site at www.choiceonecom.com or contact us at 1-888-832-5800.

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

                            CHOICE ONE COMMUNICATIONS
                                   FACT SHEET
                                    MAY, 2000
        (PLEASE FORWARD ANY QUESTIONS TO YTHAN LAX, DIRECTOR OF CORPORATE
                   COMMUNICATIONS, AT YLAX@CHOICEONECOM.COM)

SERVICES OVERVIEW:
Headquartered in Rochester, New York, Choice One (NASDAQ: CWON) offers local exchange, long distance, high-speed data, Internet and DSL solutions, primarily to small and medium sized businesses in second and third tier markets in the Northeast. The company is making significant long-term commitments in its target markets by deploying integrated switching and data platforms, including DSL technology, to offer its clients fully integrated, high quality solutions for telecommunications services.

CITIES SERVED (SEE ATTACHED MAP):
Choice One Communications serves customers in twelve markets in the Northeast U.S. and has announced plans to enter five additional markets before the end of this year. Most of these markets are in the Bell Atlantic service area. The three planned Ohio markets will be Choice One Communications' first markets in the Ameritech service area. Current markets include:

Buffalo, New York                               (Voice and Data Switch)
Rochester, New York                             (Voice and Data Switch)
Syracuse, New York                              (Voice and Data Switch)
Albany, New York                                (Voice and Data Switch)
Springfield, Massachusetts                      (Voice and Data Switch)
Worcester, Massachusetts                        (Served by Springfield switch)
Providence, Rhode Island                        (Voice and Data Switch)
Manchester, New Hampshire                       (Voice and Data Switch)
Allentown, Pennsylvania                         (Data Switch Only)
Harrisburg, Pennsylvania                        (Data Switch Only)
Pittsburgh, Pennsylvania                        (Voice and Data Switch)
Wilkes-Barre/Scranton, Pennsylvania             (Data Switch Only)
Hartford, Connecticut (Summer, 2000)            (Digital Remote Module)
New Haven, Connecticut (Summer, 2000)           (Digital Remote Module)
Akron, Ohio (Fall, 2000)                        (Digital Remote Module)
Dayton, Ohio (Fall, 2000)                       (Digital Remote Module)
Columbus, Ohio (Fall, 2000)                     (Digital Remote Module)

NETWORK AND OPERATIONS AS OF 3/31/00:
Number of Lucent 5ESS Switches in service - 8 (plus 5 Digital Remote Modules to be deployed)
Data Switches in Service - 17
Total Collocations - 178 total (162 equipped with voice)
OSS - MetaSolv
Total Colleagues - 520
Total Clients - 4,409
Total Lines Installed - 33,110
Addressable Business Lines - approximately 1.9 million

PRODUCTS OFFERED:
- Local Phone Service (Dial Tone, Hunting, Three-way calling, call forwarding, caller ID)
-    Long Distance
-    Voice Mail
-    T1
-    DSL
-    Dial-up Internet Access
-    Virtual Private Network
-    Web Hosting and Design

                                    US XCHANGE
                                   FACT SHEET
                                    MAY, 2000
       (PLEASE FORWARD ANY QUESTIONS TO YTHAN LAX, DIRECTOR OF CORPORATE
          COMMUNICATIONS, AT YLAX@CHOICEONECOM.COM) SERVICES OVERVIEW:

US Xchange is a facilities-based CLEC based in Grand Rapids, Michigan. Similar to Choice One, US Xchange targets second and third tier cities for their services. US Xchange offers a full suite of voice services and dial-up data services; US Xchange does not currently offer DSL. US Xchange's network is comprised of 9 voice switches, 4 remote switching devices and a 13 node data network.

CITIES SERVED (SEE ATTACHED MAP):
US Xchange serves customers in thirteen cities in the Midwest in the Ameritech and GTE service areas. Current markets include:

Rockford, Illinois                              (Voice and Data Switch)
Evansville, Indiana                             (Voice and Data Switch)
Fort Wayne, Indiana                             (Voice and Data Switch)
Bloomington, Indiana                            (Voice and Data Switch)
South Bend, Indiana                             (Voice and Data Switch)
Elkhart, Indiana                                (Remote Switching Module)
Kalamazoo, Michigan                             (Voice and Data Switch)
Grand Rapids, Michigan                          (Remote Switching Module)
Appleton, Wisconsin                             (Voice and Data Switch)
Green Bay, Wisconsin                            (Remote Switching Module)
Oshkosh, Wisconsin                              (Remote Switching Module)
Madison, Wisconsin                              (Voice and Data Switch)
Milwaukee, Wisconsin                            (Voice and Data Switch)

NETWORK AND OPERATIONS AS OF 3/31/00:
Number of Lucent 5ESS Switches - 9 (plus 4 Remote Switching Modules)
Total Collocations - 48
OSS - MetaSolv
Total Colleagues - 476
Total Clients - 17,000
Total Lines Installed - 60,000
Addressable Business Lines - approximately 748,000
Fiber network - 2,176 route miles (total planned); 1,967 complete as of 3/31/00
                72 Fibers, 485 route miles intra-city; complete
                48 Fibers, 1,691 route miles inter-city (planned); 1,482
                     complete as of 3/31/00

PRODUCTS OFFERED:
- Local Phone Service (Dial tone, auto-callback, call blocking, caller ID, call forwarding, call screening, call waiting, multi-ring service, repeat dialing, speed calling, three-way calling)
-    Long Distance
-    Toll-Free
-    Calling Card
-    Centrex
-    Fax and Modem Lines
-    Voice Mail

                                  GRAPHIC HERE

[MAP OF CENTRAL AND EASTERN UNITED STATES SHOWING OPERATIONAL MARKETS OF CHOICE ONE; MARKETS OF CHOICE ONE WHICH ARE UNDER DEVELOPMENT; AND MARKETS OF US] XCHANGE